UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:   BlackRock Funds

iShares Developed Real Estate Index Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 01/31/2020

Date of reporting period: 07/31/2019

Item 1 – Report to Stockholders

JULY 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

➢	iShares Developed Real Estate Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended July 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.32%	7.99%
U.S. small cap equities (Russell 2000® Index)	5.76	(4.42)
International equities (MSCI Europe, Australasia, Far East Index)	5.64	(2.60)
Emerging market equities (MSCI Emerging Markets Index)	0.44	(2.18)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.23	2.34
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	6.68	11.16
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.23	8.08
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.98	6.93
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.78	6.91
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2019	iShares Developed Real Estate Index Fund

Investment Objective

iShares Developed Real Estate Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of real estate equities in developed markets.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended July 31, 2019, the Fund’s Institutional Shares returned 3.64%, Investor A Shares returned 3.52% and Class K Shares returned 3.67%. The benchmark FTSE EPRA Nareit Developed Index returned 3.65% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

In the first quarter of 2019, eurozone equity markets all advanced but to varying degrees as the recovery in equity market sentiment from 2018 lows occurred despite slowing economic activity across the region. Partially contributing to the bullish sentiment was the European Central Bank’s reaffirmation of accommodative monetary policy and the announcement of a new round of targeted longer-term refinancing operations. Within the eurozone, Germany underperformed amid continued weakness in the manufacturing and export sectors. Declines in industrial production and factory orders also provided headwinds for the eurozone’s largest economy. Amid the weak economic growth, the German 10-year bund yield turned negative for the first time since 2016. Elsewhere in the eurozone, Italy outperformed major European countries despite two consecutive quarters of real gross domestic product contraction and political uncertainty as first quarter macro trends were relatively constructive. U.K. equities rallied despite ongoing Brexit uncertainty. Though Prime Minister May’s withdrawal agreement was rejected by Parliament three times, the extension of the Brexit deadline to April 12 was viewed as a constructive development that reduced the probability of a “no-deal” Brexit. Coupled with a strong labor market — particularly evident from an unemployment rate of 3.9% and 3.4% year-over-year increase to wages — the British pound appreciated 2.5% against the U.S. dollar. Additionally, the Bank of England kept monetary policy on hold throughout the first quarter.

Elsewhere, in the Asia-Pacific region, Japan underperformed as uncertainty around U.S. trade protectionism, an upcoming sales-tax hike, and low levels of growth weighed on sentiment. Still, continued monetary support by the Bank of Japan provided stability and global risk-on appetite benefited the country’s equity market. The Japanese yen fell 3.7% from intra-quarter highs, a tailwind for export names. Elsewhere, Hong Kong rallied upward amid a rebound in mainland Chinese sentiment.

In the second quarter of 2019, European equity markets contributed to just over three-quarters of developed markets total return as represented by the MSCI EAFE Index’s total return. Sentiment in the region was also supported by accommodative monetary policy, the increased expectations of further stimulus, higher than normal capacity utilization rates, and labor markets near full employment. Within the eurozone, Germany and France outperformed while Finland and Luxembourg underperformed. In regard to interest rates, the 10-year German bund yield declined to -0.3% in the second quarter, the lowest on record.

In the Asia-Pacific region, Australia outperformed as a decline in economic growth came by way of a June interest rate cut. Japan underperformed but registered in positive territory as investors balanced risk-on bids for the Japanese yen, trade tensions and declining export volumes.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the FTSE EPRA Nareit Developed Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	iShares Developed Real Estate Index Fund

Performance Summary for the Period Ended July 31, 2019

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1-Year	Since Inception (c)
Institutional	3.64%	7.62%	5.72%
Investor A	3.52	7.32	5.46
Class K	3.67	7.70	5.77
FTSE EPRA Nareit Developed Index(d)	3.65	7.15	5.40

(a)	See “About Fund Performance” on page 6 for a detailed description of share classes, including any related fees.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the FTSE EPRA Nareit Developed Index and in depositary receipts representing securities of the FTSE EPRA Nareit Developed Index.

(c)	The Fund commenced operations on August 13, 2015.
(d)	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe and Asia.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,036.40	$1.01	$1,000.00	$1,023.80	$1.00	0.20%
Investor A	1,000.00	1,035.20	2.47	1,000.00	1,022.37	2.46	0.49
Class K	1,000.00	1,036.70	0.71	1,000.00	1,024.10	0.70	0.14

(a)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

Portfolio Composition

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Prologis, Inc.	3%
Simon Property Group, Inc.	3
Public Storage	2
Welltower, Inc.	2
AvalonBay Communities, Inc.	2
Equity Residential	2
Vonovia SE	2
Link REIT	2
Ventas, Inc.	2
Digital Realty Trust, Inc.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United States	54%
Japan	11
Hong Kong	7
Australia	5
Germany	4
United Kingdom	4
France	3
Canada	3
Singapore	3
Sweden	2
Switzerland	1
Belgium	1
Spain	1
Other(a)	1

(a)	Other includes a 1% or less investment in each of the following countries: Netherlands, Ireland, Luxembourg, Austria, Finland, Israel, Norway, New Zealand, Italy and Jersey.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2019 and held through July 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) July 31, 2019	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.3%

Equity Real Estate Investment Trusts (REITs) — 80.2%
Acadia Realty Trust	92,990	$2,610,229
Activia Properties, Inc.	795	3,644,115
Advance Residence Investment Corp.	1,446	4,475,565
Aedifica SA	28,323	2,975,454
AEON REIT Investment Corp.	1,699	2,207,187
Agree Realty Corp.	42,953	2,871,408
Alexander’s, Inc.	2,410	902,545
Alexandria Real Estate Equities, Inc.	127,158	18,610,845
Allied Properties Real Estate Investment Trust	125,666	4,658,916
alstria office REIT-AG	182,231	2,945,255
American Assets Trust, Inc.	53,154	2,466,346
American Campus Communities, Inc.	156,921	7,336,057
American Homes 4 Rent, Class A	295,125	7,144,976
Americold Realty Trust	218,283	7,319,029
Apartment Investment & Management Co., Class A	169,604	8,402,182
Apple Hospitality REIT, Inc.	241,056	3,786,990
Aritis REIT	148,932	1,318,022
Ascencio	5,794	361,747
Ascendas Real Estate Investment Trust	2,838,771	6,302,600
Assura PLC	2,716,316	2,133,939
AvalonBay Communities, Inc.	158,985	33,194,478
Picton Property Income Ltd.(a)	619,854	695,008
Befimmo SA	24,544	1,383,451
Big Yellow Group PLC	176,251	2,119,811
BMO Real Estate Investments Ltd.	273,873	270,442
Boardwalk REIT	42,999	1,368,032
Boston Properties, Inc.	176,332	23,443,339
Brandywine Realty Trust	200,021	2,950,310
British Land Co. PLC	1,076,222	6,643,876
Brixmor Property Group, Inc.	340,715	6,466,771
Brookfield Property REIT, Inc., Class A	108,048	2,086,407
BWP Trust	574,537	1,472,910
Camden Property Trust	106,124	11,006,120
Canadian Apartment Properties REIT	167,220	6,171,606
CapitaLand Commercial Trust	2,810,118	4,197,367
CapitaLand Mall Trust	2,758,800	5,243,035
CDL Hospitality Trusts(b)(c)	909,700	1,083,055
Champion REIT	2,250,000	1,667,918
Charter Hall Retail REIT	426,110	1,313,706
Chartwell Retirement Residences	243,331	2,835,604
Chatham Lodging Trust	52,368	935,292
Chesapeake Lodging Trust	67,985	1,867,548
Choice Properties Real Estate Investment Trust	265,288	2,759,815
Civitas Social Housing PLC	716,875	724,459
Cofinimmo SA	24,786	3,276,111
Colony Capital, Inc.	548,571	3,099,426
Columbia Property Trust, Inc.	133,620	2,930,287
Comforia Residential REIT, Inc.	669	2,001,650
Cominar Real Estate Investment Trust	208,275	1,967,866
Corporate Office Properties Trust	128,556	3,589,284
Cousins Properties, Inc.	163,709	5,759,283
Covivio	50,720	5,185,181
Crombie Real Estate Investment Trust	103,074	1,219,113
Cromwell Property Group	1,927,248	1,553,562
CubeSmart	215,959	7,331,808
Custodian REIT PLC	416,688	584,771
CyrusOne, Inc.	128,477	7,374,580
Daiwa House REIT Investment Corp.	2,148	5,257,321
Daiwa Office Investment Corp.	315	2,327,508
Derwent London PLC	115,423	4,088,687
Dexus	1,243,753	11,124,074
DiamondRock Hospitality Co.	229,998	2,316,080
Digital Realty Trust, Inc.	237,315	27,139,343

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Douglas Emmett, Inc.	182,197	$7,437,282
Dream Global Real Estate Investment Trust	207,600	2,216,309
Dream Industrial Real Estate Investment Trust	126,793	1,165,327
Dream Office Real Estate Investment Trust	56,442	1,051,605
Duke Realty Corp.	409,449	13,646,935
Easterly Government Properties, Inc.	77,942	1,470,766
EastGroup Properties, Inc.	41,469	4,996,185
Empire State Realty Trust, Inc., Class A	168,042	2,354,268
Empiric Student Property PLC	657,817	722,374
EPR Properties	84,681	6,302,807
Equity Commonwealth	138,167	4,639,648
Equity LifeStyle Properties, Inc.	97,308	12,090,519
Equity Residential	417,922	32,969,867
Essex Property Trust, Inc.	74,698	22,575,230
Eurocommercial Properties NV CVA	54,768	1,381,110
Extra Space Storage, Inc.	140,907	15,836,538
Federal Realty Investment Trust	84,713	11,182,963
First Industrial Realty Trust, Inc.	144,027	5,500,391
Fortune Real Estate Investment Trust	1,535,000	2,009,573
Four Corners Property Trust, Inc.	78,231	2,107,543
Franklin Street Properties Corp.	121,621	980,265
Frasers Logistics & Industrial Trust	1,699,700	1,484,346
Frontier Real Estate Investment Corp.	508	2,188,879
Fukuoka REIT Corp.	852	1,408,456
Gaming and Leisure Properties, Inc.	229,544	8,656,104
GCP Student Living PLC	472,718	941,641
Gecina SA	59,400	9,113,758
Getty Realty Corp.	38,623	1,157,918
Global Net Lease, Inc.	95,624	1,866,580
GLP J-REIT	4,142	4,622,105
Goodman Group	2,035,733	20,588,443
GPT Group	2,217,994	9,414,784
Granite Real Estate Investment Trust	53,475	2,485,344
Great Portland Estates PLC	311,662	2,503,481
Green REIT PLC	791,402	1,567,306
H&R Real Estate Investment Trust	328,838	5,650,891
Hamborner REIT AG	80,392	797,802
Hammerson PLC	881,901	2,287,158
Hansteen Holdings PLC	471,374	502,156
HCP, Inc.	546,264	17,442,210
Healthcare Realty Trust, Inc.	146,136	4,673,429
Healthcare Trust of America, Inc., Class A	233,884	6,298,496
Hersha Hospitality Trust	39,847	622,410
Hibernia REIT PLC	819,743	1,370,258
Highwoods Properties, Inc.	117,158	5,310,772
Hospitality Properties Trust	186,912	4,618,596
Host Hotels & Resorts, Inc.	837,370	14,561,864
Hudson Pacific Properties, Inc.	170,961	6,034,923
Hulic REIT, Inc.	1,268	2,264,468
ICADE	36,616	3,181,913
Immobiliare Grande Distribuzione SIIQ SpA	57,282	369,053
Impact Healthcare Reit PLC	178,703	241,226
Independence Realty Trust, Inc.	104,297	1,288,068
Industrial & Infrastructure Fund Investment Corp.	1,791	2,341,479
Industrial Logistics Properties Trust	73,292	1,566,983
InterRent Real Estate Investment Trust	116,987	1,305,666
Intervest Offices & Warehouses NV	25,734	737,828
Intu Properties PLC(b)	1,018,679	590,209
Invesco Office J-REIT, Inc.	9,650	1,714,001
Investors Real Estate Trust	13,452	857,565
Invincible Investment Corp.	5,222	2,997,214
Invitation Homes, Inc.	481,461	13,225,734
Irish Residential Properties REIT PLC	419,230	794,518
Japan Excellent, Inc.	1,377	2,050,790
Japan Hotel REIT Investment Corp.	5,074	4,236,889

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) July 31, 2019	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Japan Logistics Fund, Inc.	990	$2,377,856
Japan Prime Realty Investment Corp.	974	4,305,654
Japan Real Estate Investment Corp.	1,472	9,207,595
Japan Rental Housing Investments, Inc.	1,582	1,328,013
Japan Retail Fund Investment Corp.	2,988	6,020,007
JBG SMITH Properties	140,272	5,488,843
Kenedix Office Investment Corp.	435	3,124,020
Kenedix Residential Next Investment Corp.	1,023	1,809,684
Kenedix Retail REIT Corp.	577	1,379,819
Keppel REIT	2,269,700	2,048,197
Killam Apartment Real Estate Investment Trust	96,953	1,440,558
Kilroy Realty Corp.	111,792	8,882,992
Kimco Realty Corp.	460,596	8,848,049
Kite Realty Group Trust	93,619	1,489,478
Kiwi Property Group Ltd.	1,641,167	1,744,378
Klepierre SA	219,325	6,765,457
Land Securities Group PLC	811,415	7,852,659
Lar Espana Real Estate Socimi SA	77,140	594,511
Leasinvest Real Estate SCA	3,062	357,607
Lexington Realty Trust	261,642	2,582,407
Liberty Property Trust	167,462	8,758,263
Life Storage, Inc.	53,274	5,193,682
Link REIT	2,411,000	28,042,761
LondonMetric Property PLC	741,566	1,830,691
LTC Properties, Inc.	44,954	2,071,930
LXI REIT PLC	502,457	796,793
Macerich Co.	162,169	5,359,685
Mack-Cali Realty Corp.	103,559	2,462,633
Mapletree Commercial Trust(b)	2,200,610	3,306,014
Mapletree Industrial Trust	1,620,400	2,649,790
Mapletree Logistics Trust(b)	2,793,070	3,123,187
MCUBS MidCity Investment Corp.	1,745	1,738,423
Medical Properties Trust, Inc.	497,064	8,698,620
Mercialys SA	69,944	791,299
Merlin Properties Socimi SA	371,742	5,075,616
Mid-America Apartment Communities, Inc.	129,213	15,226,460
Mirvac Group	4,455,149	9,789,297
Monmouth Real Estate Investment Corp.	102,782	1,417,364
Montea SCA	13,871	1,174,673
Mori Hills REIT Investment Corp.	1,777	2,614,741
Mori Trust Sogo REIT, Inc.	1,136	1,890,914
National Health Investors, Inc.	47,808	3,794,999
National Retail Properties, Inc.	184,456	9,635,981
National Storage Affiliates Trust	64,834	1,963,822
NewRiver REIT PLC	346,164	690,391
Nippon Accommodations Fund, Inc.	512	3,014,537
Nippon Building Fund, Inc.	1,437	10,086,278
Nippon Prologis REIT, Inc.	2,331	5,604,448
Nippon REIT Investment Corp.	497	1,994,471
Nomura Real Estate Master Fund, Inc.	4,976	7,905,860
Northview Apartment Real Estate Investment Trust	55,239	1,138,431
NorthWest Healthcare Properties Real Estate Investment Trust	115,735	1,033,004
NSI NV	20,198	857,686
Office Properties Income Trust	53,775	1,514,842
Omega Healthcare Investors, Inc.	243,800	8,849,940
Orix J-REIT, Inc.	3,026	5,873,090
Paramount Group, Inc.	231,160	3,196,943
Park Hotels & Resorts, Inc.	230,973	6,099,997
Pebblebrook Hotel Trust	148,536	4,157,523
Pennsylvania Real Estate Investment Trust(b)	75,231	449,881
Physicians Realty Trust	212,068	3,649,690
Piedmont Office Realty Trust, Inc., Class A	143,017	2,976,184
Premier Investment Corp.	1,452	1,958,185
Primary Health Properties PLC	1,289,683	2,060,198

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Prologis, Inc.	717,740	$57,857,021
PS Business Parks, Inc.	22,858	4,000,150
Public Storage	169,228	41,081,789
QTS Realty Trust, Inc., Class A	62,504	2,892,685
RDI REIT PLC	301,180	384,578
Realty Income Corp.	359,655	24,891,723
Regency Centers Corp.	188,813	12,593,827
Regional REIT Ltd.(d)	408,990	524,391
Retail Estates NV	9,813	878,504
Retail Opportunity Investments Corp.	128,607	2,332,931
Retail Properties of America, Inc., Class A	244,510	2,973,242
Retail Value, Inc.	17,035	641,197
Rexford Industrial Realty, Inc.	118,609	4,910,413
RioCan Real Estate Investment Trust	340,803	6,718,968
RLJ Lodging Trust	196,658	3,398,250
RPT Realty	89,730	1,099,193
Ryman Hospitality Properties, Inc.	52,412	3,930,900
Sabra Health Care REIT, Inc.	204,382	4,218,444
Safestore Holdings PLC	234,054	1,778,956
Saul Centers, Inc.	13,571	743,555
Scentre Group	5,827,844	15,875,789
Schroder Real Estate Investment Trust Ltd.	562,794	381,218
Segro PLC	1,243,156	11,534,413
Sekisui House REIT, Inc.	4,596	3,564,053
Senior Housing Properties Trust	270,363	2,216,977
Seritage Growth Properties, Class A(b)	36,979	1,544,613
Shaftesbury PLC	256,118	2,449,672
Shopping Centres Australasia Property Group	1,062,022	1,770,425
Simon Property Group, Inc.	351,277	56,977,129
SITE Centers Corp.	160,354	2,285,044
SL Green Realty Corp.	95,417	7,736,410
SmartCentres Real Estate Investment Trust	144,728	3,551,856
Spirit Realty Capital, Inc.	99,680	4,397,882
STAG Industrial, Inc.	144,463	4,293,440
Standard Life Investment Property Income Trust Ltd.	489,459	522,018
Stockland	2,747,220	8,575,869
STORE Capital Corp.	236,266	8,082,660
Summit Hotel Properties, Inc.	116,348	1,292,626
Summit Industrial Income REIT	106,262	1,050,704
Sun Communities, Inc.	95,906	12,737,276
Sunstone Hotel Investors, Inc.	260,690	3,443,715
Suntec Real Estate Investment Trust	2,260,600	3,124,572
Tanger Factory Outlet Centers, Inc.	103,678	1,646,407
Target Healthcare REIT Ltd.	443,047	600,211
Taubman Centers, Inc.	67,049	2,716,825
Terreno Realty Corp.	70,982	3,468,181
Tokyu REIT, Inc.	1,009	1,828,556
Triple Point Social Housing REIT PLC(d)	345,264	330,862
Tritax Big Box REIT PLC	1,963,828	3,650,022
UDR, Inc.	318,021	14,648,047
Unibail-Rodamco-Westfield	153,882	20,612,041
United Urban Investment Corp.	3,310	5,600,130
Universal Health Realty Income Trust	14,643	1,349,499
Urban Edge Properties	131,464	2,199,393
Urstadt Biddle Properties, Inc., Class A	33,774	729,181
Vastned Retail NV	20,588	602,820
Ventas, Inc.	409,198	27,534,933
VEREIT, Inc.	1,112,148	10,142,790
VICI Properties, Inc.	508,630	10,854,164
Vicinity Centres	3,602,425	6,416,697
Vornado Realty Trust	196,330	12,627,946
Warehouses De Pauw CVA	20,308	3,394,626
Washington Prime Group, Inc.	213,371	774,537
Washington Real Estate Investment Trust	91,610	2,468,889
Weingarten Realty Investors	138,888	3,876,364

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) July 31, 2019	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Welltower, Inc.	463,104	$38,493,204
Wereldhave Belgium NV	2,986	265,762
Wereldhave NV	47,121	1,001,569
Workspace Group PLC	152,032	1,561,363
WP Carey, Inc.	192,262	16,638,353
Xenia Hotels & Resorts, Inc.	129,459	2,774,306
Xior Student Housing NV	12,636	638,568

		1,455,943,246

Hotels, Restaurants & Leisure — 0.1%
Pandox AB	85,750	1,563,381

Real Estate Management & Development — 19.0%
ADO Properties SA(d)	34,421	1,483,772
Aeon Mall Co. Ltd.	136,300	2,092,442
Allreal Holding AG, Registered Shares(a)	16,164	2,823,324
Aroundtown SA	835,103	6,662,216
Azrieli Group Ltd.	42,103	2,952,920
CA Immobilien Anlagen AG	79,297	2,791,462
Capital & Counties Properties PLC	845,722	2,033,495
CapitaLand Ltd.	2,829,500	7,412,765
CareTrust REIT, Inc.	109,044	2,533,092
Carmila SA	35,318	584,892
Castellum AB	304,728	6,186,162
Catena AB	23,692	739,918
City Developments Ltd.	538,800	3,780,950
Citycon OYJ(b)	87,792	895,567
CK Asset Holdings Ltd.	3,073,500	23,110,053
Daejan Holdings PLC	5,634	380,944
Deutsche Euroshop AG	58,378	1,579,422
Deutsche Wohnen SE, Bearer Shares	408,636	14,902,183
DIC Asset AG	52,359	590,290
Dios Fastigheter AB	96,839	830,662
Entra ASA(d)	163,076	2,365,418
F&C Commercial Property Trust Ltd.	605,901	838,519
Fabege AB	303,524	4,684,033
Fastighets AB Balder, B Shares(a)	111,534	3,819,261
First Capital Realty, Inc.	178,065	2,947,962
Grainger PLC	691,921	1,913,446
Grand City Properties SA	126,747	2,855,446
Hang Lung Properties Ltd.	2,331,000	5,487,331
Helical PLC	110,185	477,026
Hembla AB(a)	41,227	771,519
Hemfosa Fastigheter AB	182,634	1,643,964
Hiag Immobilien Holding AG	3,494	449,683
Hongkong Land Holdings Ltd.	1,314,200	8,014,641
Hufvudstaden AB, A Shares	125,959	2,218,500
Hulic Co. Ltd.	408,200	3,506,589
Hysan Development Co. Ltd.	708,000	3,372,932
Inmobiliaria Colonial Socimi SA	373,813	4,179,493
Kennedy-Wilson Holdings, Inc.	140,127	3,015,533
Klovern AB, B Shares	576,524	948,252
Kojamo OYJ	98,646	1,389,039
Kungsleden AB	216,712	1,884,706
LEG Immobilien AG	71,995	8,302,544
Mitsubishi Estate Co. Ltd.	1,349,700	24,843,850
Mitsui Fudosan Co. Ltd.	1,072,500	24,210,813
Mobimo Holding AG, Registered Shares(a)	7,428	1,982,733
New World Development Co. Ltd.	6,549,029	9,220,966
Nomura Real Estate Holdings, Inc.	132,000	2,672,997
Nyfosa AB(a)	186,384	1,150,763
Phoenix Spree Deutschland Ltd.	97,992	358,100
PSP Swiss Property AG, Registered Shares	44,197	5,299,239
Sagax AB, Class D	107,216	411,188
Shurgard Self Storage Europe Sarl	28,076	977,471
Sino Land Co. Ltd.	3,679,405	5,958,345

Security	Shares	Value

Real Estate Management & Development (continued)
Sirius Real Estate Ltd.	1,073,944	$869,811
Sumitomo Realty & Development Co. Ltd.	450,300	16,385,037
Sun Hung Kai Properties Ltd.	1,624,500	26,179,374
Swire Properties Ltd.	1,213,000	4,380,017
Swiss Prime Site AG, Registered Shares(a)	84,599	7,448,473
TAG Immobilien AG(a)	145,287	3,420,241
TLG Immobilien AG	98,551	2,896,499
Tokyo Tatemono Co. Ltd.	227,900	2,659,152
UK Commercial Property REIT Ltd.	738,532	746,345
UNITE Group PLC	329,384	4,130,560
UOL Group Ltd.	566,200	3,009,147
Vonovia SE	592,937	28,949,737
Wallenstam AB, B Shares	187,279	1,956,617
Wharf Holdings Ltd.	1,404,000	3,413,800
Wharf Real Estate Investment Co. Ltd.	1,399,000	8,825,320
Wihlborgs Fastigheter AB	152,594	2,218,515

		344,027,478

Total Long-Term Investments — 99.3% (Cost — $1,571,174,383)		1,801,534,105

Short-Term Securities — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.48%(e)(f)(g)	3,491,287	3,493,033
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.25%(f)(g)	13,820,211	13,820,211

Total Short-Term Securities — 0.9% (Cost — $17,312,184)		17,313,244

Total Investments — 100.2% (Cost — $1,588,486,567)		1,818,847,349

Liabilities in Excess of Other Assets — (0.2)%		(3,968,050)

Net Assets — 100.0%		$1,814,879,299

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security was purchased with the cash collateral from loaned securities.
(f)	Annualized 7-day yield as of period end.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) July 31, 2019	iShares Developed Real Estate Index Fund

(g)

During the six months ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 01/31/19	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,600,102	891,185	3,491,287	$3,493,033	$55,508	(b)	$1,076	$280
BlackRock Cash Funds: Treasury, SL Agency Shares	4,076,172	9,744,039	13,820,211	13,820,211	152,255		—	—

				$17,313,244	$207,763		$1,076	$280

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	15	09/12/19	$1,484	$777
SPI 200 Index	15	09/19/19	1,732	18,860
Dow Jones U.S. Real Estate Index	291	09/20/19	10,237	107,079

				$126,716

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$126,716	$—	$—	$—	$126,716

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, is reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,175,727	$—	$—	$—	$1,175,727

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(428,349)	$—	$—	$—	$(428,349)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,033,830

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) July 31, 2019	iShares Developed Real Estate Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	$1,125,504,227	$330,439,019	$—	$1,455,943,246
Hotels, Restaurants & Leisure	—	1,563,381	—	1,563,381
Real Estate Management & Development	33,230,360	310,797,118	—	344,027,478
Short-Term Securities	17,313,244	—	—	17,313,244

	$1,176,047,831	$642,799,518	$—	$1,818,847,349

Derivative Financial Instruments(a)
Assets:
Equity contracts	$126,716	$—	$—	$126,716

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	11

Statement of Assets and Liabilities  (unaudited)

July 31, 2019

iShares Developed Real Estate Index Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $3,003,062) (cost — $1,571,174,383)	$1,801,534,105
Investments at value — affiliated (cost — $17,312,184)	17,313,244
Cash pledged for futures contracts	995,000
Foreign currency at value (cost — $6,731,736)	6,658,062
Receivables:
Investments sold	824,201
Securities lending income — affiliated	8,238
Capital shares sold	3,669,153
Dividends — affiliated	19,663
Dividends — unaffiliated	4,204,620
Prepaid expenses	58,346

Total assets	1,835,284,632

LIABILITIES
Cash collateral on securities loaned at value	3,504,070
Payables:
Capital shares redeemed	16,416,924
Investment advisory fees	191,889
Other accrued expenses	203,374
Recoupment of past waived fees	1,797
Variation margin on futures contracts	87,279

Total liabilities	20,405,333

NET ASSETS	$1,814,879,299

NET ASSETS CONSIST OF
Paid-in capital	$1,641,892,106
Accumulated earnings	172,987,193

NET ASSETS	$1,814,879,299

NET ASSET VALUE
Institutional — Based on net assets of $47,652,836 and 4,412,160 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.80

Investor A — Based on net assets of $760,933 and 70,530 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.79

Class K — Based on net assets of $1,766,465,530 and 163,884,323 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.78

See notes to financial statements.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended July 31, 2019

iShares Developed Real Estate Index Fund

INVESTMENT INCOME
Dividends — affiliated	$152,255
Dividends — unaffiliated	51,564,870
Interest — unaffiliated	13,666
Securities lending income — affiliated — net	55,508
Foreign taxes withheld	(2,473,602)

Total investment income	49,312,697

EXPENSES
Investment advisory	1,404,891
Custodian	70,100
Registration	60,250
Professional	40,876
Trustees and Officer	24,983
Printing	17,618
Transfer agent — class specific	16,503
Accounting services	4,553
Service and distribution — class specific	877
Miscellaneous	24,461

Total expenses	1,665,112
Less:
Fees waived and/or reimbursed by the Manager	(4,528)
Transfer agent fees waived and/or reimbursed — class specific	(526)

Total expenses after fees waived and/or reimbursed	1,660,058

Net investment income	47,652,639

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	17,570,765
Investments — affiliated	1,076
Futures contracts	1,175,727
Foreign currency transactions	(79,461)

18,668,107

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	28,512,914
Investments — affiliated	280
Futures contracts	(428,349)
Foreign currency translations	(245,657)

27,839,188

Net realized and unrealized gain	46,507,295

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,159,934

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statements of Changes in Net Assets  (unaudited)

	iShares Developed Real Estate Index Fund
	Six Months Ended 07/31/19 (unaudited)	Year Ended 01/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$47,652,639	$71,904,700
Net realized gain (loss)	18,668,107	(42,015,182)
Net change in unrealized appreciation (depreciation)	27,839,188	112,943,254

Net increase in net assets resulting from operations	94,159,934	142,832,772

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(978,232)	(1,271,240)
Investor A	(16,087)	(22,469)
Class K	(46,631,035)	(83,953,138)

Decrease in net assets resulting from distributions to shareholders	(47,625,354)	(85,246,847)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(822,466,851)	781,754,948

NET ASSETS
Total increase (decrease) in net assets	(775,932,271)	839,340,873
Beginning of period	2,590,811,570	1,751,470,697

End of period	$1,814,879,299	$2,590,811,570

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund

	Institutional
	Six Months Ended 07/31/19 (unaudited)		Year Ended January 31,					Period from 08/13/15 (a) to 01/31/16
			2019		2018	2017

Net asset value, beginning of period	$10.65		$10.51		$9.97	$9.35		$10.00

Net investment income(b)	0.08		0.36	(c)	0.35	0.29		0.12
Net realized and unrealized gain (loss)	0.31		0.18		0.68	0.56		(0.64)

Net increase (decrease) from investment operations	0.39		0.54		1.03	0.85		(0.52)

Distributions(d)
From net investment income	(0.24)		(0.40)		(0.45)	(0.23)		(0.13)
From net realized gain	—		(0.00	)(e)	(0.04)	(0.00	)(e)	—

Total distributions	(0.24)		(0.40)		(0.49)	(0.23)		(0.13)

Net asset value, end of period	$10.80		$10.65		$10.51	$9.97		$9.35

Total Return(f)
Based on net asset value	3.64	%(g)	5.41%		10.36%	9.09%		(5.19	)%(g)

Ratios to Average Net Assets
Total expenses	0.20	%(h)	0.20	%(i)	0.22%	3.91	%(j)	2.89	%(h)(k)

Total expenses after fees waived and/or reimbursed	0.20	%(h)	0.20%		0.22%	0.29	%(j)	0.29	%(h)

Net investment income	1.43	%(h)	3.50	%(c)	3.37%	2.94	%(j)	2.66	%(h)

Supplemental Data
Net assets, end of period (000)	$47,653		$38,560		$29,007	$307		$326

Portfolio turnover rate	7%		23%		4%	11%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 29%, respectively, resulting from a non-recurring dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(j)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.85%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)

	Investor A
	Six Months Ended 07/31/19 (unaudited)		Year Ended January 31,					Period from 08/13/15 (a) to 01/31/16
			2019		2018	2017

Net asset value, beginning of period	$10.64		$10.48		$9.95	$9.35		$10.00

Net investment income(b)	0.06		0.29	(c)	0.29	0.23		0.09
Net realized and unrealized gain (loss)	0.32		0.22		0.70	0.61		(0.61)

Net increase (decrease) from investment operations	0.38		0.51		0.99	0.84		(0.52)

Distributions(d)
From net investment income	(0.23)		(0.35)		(0.42)	(0.24)		(0.13)
From net realized gain	—		(0.00	)(e)	(0.04)	(0.00	)(e)	—

Total distributions	(0.23)		(0.35)		(0.46)	(0.24)		(0.13)

Net asset value, end of period	$10.79		$10.64		$10.48	$9.95		$9.35

Total Return(f)
Based on net asset value	3.52	%(g)	5.09%		10.01%	8.93%		(5.26	)%(g)

Ratios to Average Net Assets
Total expenses	0.64	%(h)	0.62	%(i)	0.56%	2.27	%(j)	3.65	%(h)(k)

Total expenses after fees waived and/or reimbursed	0.49	%(h)	0.49%		0.49%	0.49	%(j)	0.49	%(h)

Net investment income	1.13	%(h)	2.86	%(c)	2.78%	2.24	%(j)	2.00	%(h)

Supplemental Data
Net assets, end of period (000)	$761		$561		$3,323	$1,539		$28

Portfolio turnover rate	7%		23%		4%	11%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 35%, respectively, resulting from a non-recurring dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(j)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 5.79%.

See notes to financial statements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)

	Class K
	Six Months Ended 07/31/19 (unaudited)		Year Ended January 31,					Period from 08/13/15 (a) to 01/31/16
			2019		2018	2017

Net asset value, beginning of period	$10.63		$10.49		$9.95	$9.35		$10.00

Net investment income(b)	0.09		0.36	(c)	0.32	0.26		0.10
Net realized and unrealized gain (loss)	0.30		0.18		0.71	0.60		(0.61)

Net increase (decrease) from investment operations	0.39		0.54		1.03	0.86		(0.51)

Distributions(d)
From net investment income	(0.24)		(0.40)		(0.45)	(0.26)		(0.14)
From net realized gain	—		(0.00	)(e)	(0.04)	(0.00	)(e)	—

Total distributions	(0.24)		(0.40)		(0.49)	(0.26)		(0.14)

Net asset value, end of period	$10.78		$10.63		$10.49	$9.95		$9.35

Total Return(f)
Based on net asset value	3.67	%(g)	5.48%		10.41%	9.12%		(5.17	)%(g)

Ratio to Average Net Assets
Total expenses	0.14	%(h)	0.15	%(i)	0.17%	0.32	%(j)	3.21	%(h)(k)

Total expenses after fees waived and/or reimbursed	0.14	%(h)	0.14%		0.17%	0.19	%(j)	0.24	%(h)

Net investment income	1.73	%(h)	3.53	%(c)	3.08%	2.65	%(j)	2.27	%(h)

Supplemental Data
Net assets, end of period (000)	$1,766,466		$2,551,691		$1,719,140	$911,094		$4,640

Portfolio turnover rate	7%		23%		4%	11%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 28%, respectively, resulting from a non-recurring dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(j)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 5.40%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. iShares Developed Real Estate Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Bank of America Securities, Inc.	$673,955	$(673,955)	$—
Citigroup Global Markets, Inc.	275,060	(275,060)	—
JP Morgan Securities LLC	449,451	(449,451)	—
Morgan Stanley & Co LLC	917,448	(917,448)	—
National Financial Services LLC	576,426	(576,426)	—
State Street Bank & Trust Company	110,722	(110,722)	—

	$3,003,062	$(3,003,062)	$—

(a)

Cash collateral with a value of $3,504,070 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.12% of the average daily value of the Fund’s net assets.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of the Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Institutional	Investor A	Class K
Service Fee	—%	0.25%	—%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing services to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the six months ended July 31, 2019, the following table shows the class specific service fees borne directly by each share class of the Fund:

Investor A
$877

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended July 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended July 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K	Total
$61	$201	$2,101	$2,363

For the six months ended July 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Total
$11,875	$870	$3,758	$16,503

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended July 31, 2019, the amounts waived were $4,528.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through May 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended July 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Institutional	0.29%
Investor A	0.49
Class K	0.24

The Manager has agreed not to reduce or discontinue these contractual expense limitations through May 31, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended July 31, 2019, there were no fees waived and/or reimbursed by the Manager.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. For the six months ended July 31, 2019, expense waivers and/or reimbursements specific to Investor A Shares were $526.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

As of July 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring January 31,
	2020	2021	2022
Fund Level	$—	$—	$—
Institutional	—	—	—
Investor A	1,833	1,252	526
Class K	—	—	—

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended July 31, 2019, the Fund paid BTC $12,185 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended July 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended July 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$6,377,781	$173,362	$(6,850)

7.	PURCHASES AND SALES

For the six months ended July 31, 2019, purchases and sales of investments, excluding short-term securities, were $166,270,178 and $1,005,980,788, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended January 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of July 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,690,500,252

Gross unrealized appreciation	$282,428,193
Gross unrealized depreciation	(153,954,380)

Net unrealized appreciation	$128,473,813

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended July 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the real estate investment trusts (REITs) sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 07/31/19		Year Ended 01/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,030,139	$11,180,668	1,226,168	$12,328,421
Shares issued to shareholders in reinvestment of distributions	88,881	975,816	125,396	1,267,551
Shares redeemed	(326,924)	(3,557,455)	(492,569)	(5,012,105)

Net increase	792,096	$8,599,029	858,995	$8,583,867

Investor A
Shares sold	30,740	$335,561	36,084	$357,375
Shares issued to shareholders in reinvestment of distributions	1,465	16,087	2,218	22,469
Shares redeemed	(14,389)	(155,951)	(302,798)	(3,039,049)

Net increase (decrease)	17,816	$195,697	(264,496)	$(2,659,205)

Class K
Shares sold	23,381,075	$252,398,461	121,073,540	$1,221,621,865
Shares issued to shareholders in reinvestment of distributions	3,794,013	41,522,809	7,861,641	79,271,414
Shares redeemed	(103,331,203)	(1,125,182,847)	(52,853,789)	(525,062,993)

Net increase (decrease)	(76,156,115)	$(831,261,577)	76,081,392	$775,830,286

Total Net Increase (Decrease)	(75,346,203)	$(822,466,851)	76,675,891	$781,754,948

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of iShares Developed Real Estate Index Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to the Fund (the “Sub-Advisory Agreement”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the past three one-year periods reported, the Fund’s net performance was out of the tolerance range of its benchmark for each of the periods. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s out of tolerance performance over the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked second out of three funds, and that the actual management fee rate and total expense ratio each ranked second out of three funds relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2020, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	27

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, California 94105

Accounting Agent and Custodian

State Street Bank and

Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	29

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

CVA	Certificaten Van Aandelen (Dutch Certificate)

REIT	Real Estate Investment Trust

GLOSSARY OF TERMS USED IN THIS REPORT	31

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DREI-7/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –

Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form. (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

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(b) –  Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	October 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	October 4, 2019

By:	Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date:	October 4, 2019

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